HUNTINGTON ALLSTAR SELECTSM

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

Supplement dated October 29, 2021

to the

Prospectus dated May 1, 2007

Effective on November 1, 2021 (the “Closure Date”), the following subaccount (the “Subaccount”) will be closed to new investments. Effective on November 30, 2021 (the “Liquidation Date”), due to the liquidation of its underlying portfolio listed below (the “Portfolio”), the Subaccount will liquidate.

SUBACCOUNT NAME	PORTFOLIO NAME	SUBADVISOR
Rational Insider Buying VA Fund	Rational Insider Buying VA Fund	Rational Capital LLC

“Closed to new investments” means you cannot allocate additional amounts (either through policy transfers or additional premiums) to the Subaccounts after the Closure Date. However, any assets allocated to the Subaccounts as of the Closure Date may remain.

You may transfer contract value out of the Subaccount for the Portfolio at any time prior to the Liquidation Date without incurring a transfer charge and without reducing your annual free transfers. If you have contract value allocated to the Subaccount on the Liquidation Date, shares of the Portfolio held for you in the Subaccount will be exchanged for shares of the Transamerica BlackRock Government Money Market VP (the “Money Market Portfolio”), of equal value on the Liquidation Date, and held in the TA BlackRock Government Money Market subaccount (the “Money Market Subaccount”).

As of the start of business on the Liquidation Date, you will no longer able to use automated transfer features such as Rebalancing Program or Dollar Cost Averaging with the Subaccount for the Portfolio. If you are using an automated transfer feature such as Rebalancing Program or Dollar Cost Averaging with the Subaccount for the Portfolio, you should contact us immediately to make alternate arrangements. If you do not make alternate arrangements before the Liquidation Date, any subsequent purchase payments and/or allocations to the Subaccount for the Portfolio will be directed to the Money Market Subaccount.

This Supplement updates certain information in the above referenced prospectus (the ‘‘Prospectus’’). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.